UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: September 30

Date of reporting period: March 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2010

Semi-Annual Report

Legg Mason Batterymarch

S&P 500 Index Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch S&P 500 Index Fund

Fund objective

The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Standard & Poor’s 500® Composite Stock Price Index.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners S&P 500 Index Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by LMPFA. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Batterymarch S&P 500 Index Fund for the six-month reporting period ended March 31, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2010

Legg Mason Batterymarch S&P 500 Index Fund	III

Investment commentary

Economic review

Economic conditions in the U.S. largely improved during the reporting period. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the advance estimate for GDP growth was a solid 3.2%. The ongoing economic expansion was largely the result of increased consumer spending, as it grew 3.6% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded eight consecutive months and March 2010’s PMI reading of 59.6 was the highest since July 2004.

While the housing market has shown signs of life, a continued large inventory of unsold homes and the end of a government tax credit for first-time buyers could lead to a choppy recovery. At the end of March 2010, there was an 8.0 month supply of unsold homes, a slight improvement from the 8.5 month supply the prior month. Based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that U.S. home prices in February 2010 rose from a year earlier for the first time in more than three years. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 6.8% in March as people rushed to take advantage of the government’s $8,000 tax credit for first-time home buyers that is set to expire at the end of April.

While there was some positive news in the labor market in March, continued high unemployment could negatively impact the pace of the economic recovery. The U.S. Department of Labor reported that employers added 162,000 jobs in March, the largest monthly gain in three years. However, upon closer inspection, the data showed that nearly 30% of these new hires were temporary government jobs for the 2010 Census. In addition, the unemployment rate remained at 9.7% in March, where it has stood since January 2010.

Financial market overview

In a continuation from the second calendar quarter of 2009, the financial markets were largely characterized by healthy investor risk appetite and solid results by the stock market during the six months ended March 31, 2010.

In the U.S. equity market, stock prices, as measured by the S&P 500 Indexiv (the “Index”), rose during four of the six months of the reporting period. There were a number of factors contributing to the continued strong performance in the stock market, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)v.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010 (subsequent to the close of the reporting period), the economy was “far from being out of the woods.” Given this, it was no surprise that the Fed kept the federal funds ratevi in a historically low range of 0 to 1/4 percent during the reporting period. At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010.

IV	Legg Mason Batterymarch S&P 500 Index Fund

Investment commentary (cont’d)

Equity market review

After rising during each of the six months that preceded the reporting period, the Index declined during two of the six months covered by this report. However, U.S. equities generated solid results for the six months ended March 31, 2010 as a whole, with the Index returning 11.75%.

The reporting period began with a minor setback as the Index declined 1.86% in October 2009. Stock prices fell during the month given concerns over the sustainability of the economic recovery. However, the market’s step backward was short lived as it then gained 6.00% and 1.93% in November and December, respectively. The market’s ascent was the result of renewed optimism regarding the economy and better-than-expected corporate profits. Stock prices then fell 3.60% in January 2010 due to some mixed economic data, as well as concerns regarding whether Bernanke would be confirmed for a second term and potential new regulations and taxes levied on the banking industry. Stock prices then bounced back in February and March, with the Index rising 3.10% and 6.03%, respectively. Relief that Bernanke was confirmed, the Fed’s repeated statements that it would keep short-term interest rates low, and expectations for improving corporate profits buoyed the market toward the end of the reporting period.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns, with the Russell Midcap Indexvii returning 15.10% for the six-month reporting period. In contrast, the small-cap Russell 2000viii and the large-cap Russell 1000ix Indices rose 13.07% and 12.11%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 12.89% and 11.51%, respectively.

Performance review

For the six months ended March 31, 2010, Class A shares of Legg Mason Batterymarch S&P 500 Index Fund returned 11.50%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 11.75% for the same period. The Lipper S&P 500 Index Objective Funds Category Average1 returned 11.47% over the same time frame.

Performance Snapshot as of March 31, 2010 (unaudited)
6 months
Legg Mason Batterymarch S&P 500 Index Fund:
Class A	11.50%
Class D	11.59%
S&P 500 Index	11.75%
Lipper S&P 500 Index Objective Funds Category Average	11.47%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated January 28, 2010, the gross total operating expense ratios for Class A and Class D shares were 0.61% and 0.55%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.59% for Class A shares and 0.39% for Class D shares. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2010

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 163 funds in the Fund’s Lipper category.

Legg Mason Batterymarch S&P 500 Index Fund	V

RISKS: Keep in mind that stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2010 and September 30, 2009 and does not include derivatives. The composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2009 and held for the six months ended March 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	11.50%	$1,000.00	$1,115.00	0.58%	$3.06
Class D	11.59	1,000.00	1,115.90	0.39	2.06

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,022.04	0.58%	$2.92
Class D	5.00	1,000.00	1,022.99	0.39	1.97

[1]	For the six months ended March 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Common Stocks — 99.5%
Consumer Discretionary — 10.1%
Auto Components — 0.2%
Goodyear Tire & Rubber Co.	6,349	$80,251	*
Johnson Controls Inc.	18,063	595,899
Total Auto Components		676,150
Automobiles — 0.5%
Ford Motor Co.	89,022	1,119,007	*
Harley-Davidson Inc.	6,390	179,367
Total Automobiles		1,298,374
Distributors — 0.1%
Genuine Parts Co.	4,318	182,392
Diversified Consumer Services — 0.2%
Apollo Group Inc., Class A Shares	3,506	214,883	*
DeVry Inc.	1,694	110,449
H&R Block Inc.	9,004	160,271
Total Diversified Consumer Services		485,603
Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	11,804	458,940
Darden Restaurants Inc.	3,802	169,341
International Game Technology	8,059	148,689
Marriott International Inc., Class A Shares	6,951	219,096
McDonald’s Corp.	28,977	1,933,345
Starbucks Corp.	20,034	486,225	*
Starwood Hotels & Resorts Worldwide Inc.	5,087	237,258
Wyndham Worldwide Corp.	4,851	124,816
Wynn Resorts Ltd.	1,857	140,816
Yum! Brands Inc.	12,713	487,289
Total Hotels, Restaurants & Leisure		4,405,815
Household Durables — 0.4%
D.R. Horton Inc.	7,404	93,290
Fortune Brands Inc.	4,094	198,600
Harman International Industries Inc.	1,845	86,309	*
Leggett & Platt Inc.	4,010	86,776
Lennar Corp., Class A Shares	4,354	74,932
Newell Rubbermaid Inc.	7,311	111,127
Pulte Homes Inc.	8,567	96,379	*
Stanley Black & Decker Inc.	4,265	244,854
Whirlpool Corp.	1,982	172,930
Total Household Durables		1,165,197
Internet & Catalog Retail — 0.6%
Amazon.com Inc.	9,159	1,243,151	*
Expedia Inc.	5,707	142,447
Priceline.com Inc.	1,220	311,100	*
Total Internet & Catalog Retail		1,696,698

See Notes to Financial Statements.

4	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Leisure Equipment & Products — 0.1%
Eastman Kodak Co.	7,224	$41,827	*
Hasbro Inc.	3,311	126,745
Mattel Inc.	9,841	223,784
Total Leisure Equipment & Products		392,356
Media — 3.0%
CBS Corp., Class B Shares	18,068	251,868
Comcast Corp., Class A Shares	76,902	1,447,296
DIRECTV, Class A Shares	24,790	838,150	*
Discovery Communications Inc., Class A Shares	7,600	256,804	*
Gannett Co. Inc.	6,419	106,042
Interpublic Group of Cos. Inc.	13,222	110,007	*
McGraw-Hill Cos. Inc.	8,496	302,882
Meredith Corp.	1,006	34,616
New York Times Co., Class A Shares	3,125	34,781	*
News Corp., Class A Shares	61,374	884,399
Omnicom Group Inc.	8,364	324,607
Scripps Networks Interactive, Class A Shares	2,452	108,746
Time Warner Cable Inc.	9,443	503,406
Time Warner Inc.	31,294	978,563
Viacom Inc., Class B Shares	16,413	564,279	*
Walt Disney Co.	52,616	1,836,825
Washington Post Co., Class B Shares	164	72,846
Total Media		8,656,117
Multiline Retail — 0.9%
Big Lots Inc.	2,207	80,379	*
Family Dollar Stores Inc.	3,719	136,153
J.C. Penney Co. Inc.	6,379	205,212
Kohl’s Corp.	8,388	459,495	*
Macy’s Inc.	11,208	243,998
Nordstrom Inc.	4,480	183,008
Sears Holdings Corp.	1,302	141,176	*
Target Corp.	20,339	1,069,831
Total Multiline Retail		2,519,252
Specialty Retail — 2.1%
Abercrombie & Fitch Co., Class A Shares	2,364	107,893
AutoNation Inc.	2,444	44,188	*
AutoZone Inc.	805	139,337	*
Bed Bath & Beyond Inc.	7,044	308,245	*
Best Buy Co. Inc.	9,369	398,557
GameStop Corp., Class A Shares	4,440	97,280	*
Gap Inc.	12,773	295,184
Home Depot Inc.	46,066	1,490,235
Limited Brands Inc.	7,173	176,599
Lowe’s Cos. Inc.	39,797	964,679
O’Reilly Automotive Inc.	3,731	155,620	*
Office Depot Inc.	7,261	57,943	*
RadioShack Corp.	3,309	74,883

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	5

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Specialty Retail — continued
Ross Stores Inc.	3,414	$182,547
Sherwin-Williams Co.	2,488	168,388
Staples Inc.	19,792	462,935
Tiffany & Co.	3,340	158,617
TJX Cos. Inc.	11,324	481,496
Urban Outfitters Inc.	3,453	131,318	*
Total Specialty Retail		5,895,944
Textiles, Apparel & Luxury Goods — 0.5%
Coach Inc.	8,425	332,956
NIKE Inc., Class B Shares	10,357	761,240
Polo Ralph Lauren Corp.	1,532	130,281
V.F. Corp.	2,395	191,959
Total Textiles, Apparel & Luxury Goods		1,416,436
Total Consumer Discretionary		28,790,334
Consumer Staples — 11.2%
Beverages — 2.6%
Brown-Forman Corp., Class B Shares	2,937	174,605
Coca-Cola Co.	63,045	3,467,475
Coca-Cola Enterprises Inc.	8,557	236,687
Constellation Brands Inc., Class A Shares	5,401	88,792	*
Dr. Pepper Snapple Group Inc.	6,900	242,673
Molson Coors Brewing Co., Class B Shares	4,301	180,900
PepsiCo Inc.	44,210	2,924,933
Total Beverages		7,316,065
Food & Staples Retailing — 2.6%
Costco Wholesale Corp.	11,874	708,997
CVS Caremark Corp.	36,957	1,351,148
Kroger Co.	17,453	378,032
Safeway Inc.	10,375	257,923
SUPERVALU Inc.	5,669	94,559
Sysco Corp.	15,963	470,908
Wal-Mart Stores Inc.	57,379	3,190,272
Walgreen Co.	26,379	978,397
Whole Foods Market Inc.	4,568	165,133	*
Total Food & Staples Retailing		7,595,369
Food Products — 1.8%
Archer-Daniels-Midland Co.	17,063	493,121
Campbell Soup Co.	5,118	180,921
ConAgra Foods Inc.	11,996	300,740
Dean Foods Co.	4,902	76,912	*
General Mills Inc.	8,887	629,111
H.J. Heinz Co.	8,539	389,464
Hershey Co.	4,487	192,088
Hormel Foods Corp.	1,883	79,105
J.M. Smucker Co.	3,221	194,097
Kellogg Co.	6,878	367,492
Kraft Foods Inc., Class A Shares	47,041	1,422,520

See Notes to Financial Statements.

6	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Food Products — continued
McCormick & Co. Inc., Non Voting Shares	3,599	$138,058
Mead Johnson Nutrition Co., Class A Shares	5,500	286,165
Sara Lee Corp.	18,498	257,677
Tyson Foods Inc., Class A Shares	8,206	157,145
Total Food Products		5,164,616
Household Products — 2.5%
Clorox Co.	3,786	242,834
Colgate-Palmolive Co.	13,297	1,133,702
Kimberly-Clark Corp.	11,279	709,223
Procter & Gamble Co.	78,632	4,975,047
Total Household Products		7,060,806
Personal Products — 0.2%
Avon Products Inc.	11,412	386,525
Estee Lauder Cos. Inc., Class A Shares	3,175	205,962
Total Personal Products		592,487
Tobacco — 1.5%
Altria Group Inc.	56,143	1,152,054
Lorillard Inc.	4,200	316,008
Philip Morris International Inc.	51,500	2,686,240
Reynolds American Inc.	4,572	246,797
Total Tobacco		4,401,099
Total Consumer Staples		32,130,442
Energy — 10.7%
Energy Equipment & Services — 1.7%
Baker Hughes Inc.	8,119	380,294
BJ Services Co.	7,680	164,352
Cameron International Corp.	6,432	275,675	*
Diamond Offshore Drilling Inc.	1,864	165,542
FMC Technologies Inc.	3,231	208,820	*
Halliburton Co.	23,980	722,517
Helmerich & Payne Inc.	2,817	107,271
Nabors Industries Ltd.	7,421	145,674	*
National-Oilwell Varco Inc.	11,013	446,908
Rowan Cos. Inc.	3,016	87,796	*
Schlumberger Ltd.	32,085	2,036,114
Smith International Inc.	6,655	284,967
Total Energy Equipment & Services		5,025,930
Oil, Gas & Consumable Fuels — 9.0%
Anadarko Petroleum Corp.	13,223	963,031
Apache Corp.	9,002	913,703
Cabot Oil & Gas Corp.	2,708	99,654
Chesapeake Energy Corp.	17,506	413,842
Chevron Corp.	53,846	4,083,142
ConocoPhillips	39,595	2,026,076
CONSOL Energy Inc.	4,829	206,005
Denbury Resources Inc.	10,514	177,371	*
Devon Energy Corp.	11,894	766,331

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	7

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
El Paso Corp.	18,885	$204,713
EOG Resources Inc.	6,744	626,787
Exxon Mobil Corp.	127,099	8,513,091
Hess Corp.	7,777	486,451
Marathon Oil Corp.	18,917	598,534
Massey Energy Co.	2,319	121,261
Murphy Oil Corp.	5,101	286,625
Noble Energy Inc.	4,645	339,085
Occidental Petroleum Corp.	21,831	1,845,593
Peabody Energy Corp.	7,117	325,247
Pioneer Natural Resources Co.	3,061	172,396
Range Resources Corp.	4,153	194,651
Southwestern Energy Co.	9,057	368,801	*
Spectra Energy Corp.	17,292	389,589
Sunoco Inc.	3,111	92,428
Tesoro Corp.	3,698	51,402
Valero Energy Corp.	15,048	296,446
Williams Cos. Inc.	15,606	360,499
XTO Energy Inc.	15,728	742,047
Total Oil, Gas & Consumable Fuels		25,664,801
Total Energy		30,690,731
Financials — 16.4%
Apartments — 0.1%
Equity Residential	7,545	295,387
Capital Markets — 2.7%
Ameriprise Financial Inc.	6,870	311,623
Bank of New York Mellon Corp.	32,673	1,008,942
Charles Schwab Corp.	26,546	496,145
E*TRADE Financial Corp.	42,522	70,161	*
Federated Investors Inc., Class B Shares	2,374	62,626
Franklin Resources Inc.	4,006	444,266
Goldman Sachs Group Inc.	14,177	2,419,022
Invesco Ltd.	11,600	254,156
Janus Capital Group Inc.	4,939	70,578
Legg Mason Inc.	4,416	126,607
Morgan Stanley	37,318	1,093,044
Northern Trust Corp.	6,547	361,787
State Street Corp.	13,431	606,275
T. Rowe Price Group Inc.	7,006	384,840
Total Capital Markets		7,710,072
Commercial Banks — 3.1%
BB&T Corp.	18,724	606,470
Comerica Inc.	4,668	177,571
Fifth Third Bancorp	21,471	291,791
First Horizon National Corp.	6,099	85,692	*
Huntington Bancshares Inc.	18,939	101,702
KeyCorp	23,857	184,892

See Notes to Financial Statements.

8	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Commercial Banks — continued
M&T Bank Corp.	2,242	$177,970
Marshall & Ilsley Corp.	14,378	115,743
PNC Financial Services Group Inc.	14,016	836,755
Regions Financial Corp.	31,973	250,988
SunTrust Banks Inc.	13,495	361,531
U.S. Bancorp	52,125	1,348,995
Wells Fargo & Co.	140,377	4,368,532
Zions Bancorporation	4,000	87,280
Total Commercial Banks		8,995,912
Consumer Finance — 0.8%
American Express Co.	32,017	1,321,022
Capital One Financial Corp.	12,196	505,036
Discover Financial Services	14,531	216,512
SLM Corp.	12,806	160,331	*
Total Consumer Finance		2,202,901
Diversified Financial Services — 4.7%
Bank of America Corp.	268,571	4,793,992
Citigroup Inc.	526,386	2,131,863	*
CME Group Inc.	1,809	571,843
IntercontinentalExchange Inc.	1,990	223,238	*
JPMorgan Chase & Co.	106,926	4,784,938
Leucadia National Corp.	5,163	128,094	*
Moody’s Corp.	5,307	157,883
Nasdaq OMX Group Inc.	4,063	85,811	*
NYSE Euronext	7,034	208,277
Principal Financial Group Inc.	8,636	252,258
Total Diversified Financial Services		13,338,197
Insurance — 3.7%
AFLAC Inc.	12,688	688,831
Allstate Corp.	14,426	466,104
American International Group Inc.	3,605	123,075	*
Aon Corp.	7,205	307,726
Assurant Inc.	3,140	107,953
Berkshire Hathaway Inc., Class B Shares	44,723	3,634,638	*
Chubb Corp.	8,881	460,480
Cincinnati Financial Corp.	4,415	127,593
Genworth Financial Inc., Class A Shares	13,064	239,594	*
Hartford Financial Services Group Inc.	10,251	291,333
Lincoln National Corp.	8,121	249,315
Loews Corp.	9,557	356,285
Marsh & McLennan Cos. Inc.	14,365	350,793
MetLife Inc.	22,052	955,734
Progressive Corp.	18,428	351,791
Prudential Financial Inc.	12,556	759,638
Torchmark Corp.	2,239	119,809
Travelers Cos. Inc.	13,750	741,675
Unum Group	8,875	219,834

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	9

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Insurance — continued
XL Capital Ltd., Class A Shares	9,159	$173,105
Total Insurance		10,725,306
Real Estate Investment Trusts (REITs) — 1.2%
Apartment Investment and Management Co., Class A Shares	3,136	57,734
AvalonBay Communities Inc.	2,194	189,452
Boston Properties Inc.	3,753	283,126
HCP Inc.	7,924	261,492
Health Care REIT Inc.	3,323	150,299
Host Hotels & Resorts Inc.	17,614	258,045
Kimco Realty Corp.	10,911	170,648
Plum Creek Timber Co. Inc.	4,391	170,854
ProLogis	12,763	168,472
Public Storage Inc.	3,658	336,499
Simon Property Group Inc.	7,847	658,363
Ventas Inc.	4,213	200,033
Vornado Realty Trust	4,235	320,590
Total Real Estate Investment Trusts (REITs)		3,225,607
Real Estate Management & Development — 0.0%
CB Richard Ellis Group Inc., Class A Shares	7,213	114,326	*
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp Inc.	12,542	177,595
People’s United Financial Inc.	10,100	157,964
Total Thrifts & Mortgage Finance		335,559
Total Financials		46,943,267
Health Care — 12.1%
Biotechnology — 1.6%
Amgen Inc.	26,656	1,592,963	*
Biogen Idec Inc.	7,373	422,915	*
Celgene Corp.	12,514	775,367	*
Cephalon Inc.	2,053	139,152	*
Genzyme Corp.	7,348	380,847	*
Gilead Sciences Inc.	24,579	1,117,853	*
Total Biotechnology		4,429,097
Health Care Equipment & Supplies — 2.1%
Baxter International Inc.	16,294	948,311
Becton, Dickinson & Co.	6,339	499,069
Boston Scientific Corp.	40,729	294,063	*
C.R. Bard Inc.	2,571	222,700
CareFusion Corp.	4,845	128,053	*
DENTSPLY International Inc.	3,958	137,936
Hospira Inc.	4,451	252,149	*
Intuitive Surgical Inc.	1,043	363,100	*
Medtronic Inc.	29,549	1,330,591
St. Jude Medical Inc.	8,703	357,258	*
Stryker Corp.	7,608	435,330
Thermo Fisher Scientific Inc.	11,081	570,007	*
Varian Medical Systems Inc.	3,326	184,028	*

See Notes to Financial Statements.

10	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Health Care Equipment & Supplies — continued
Zimmer Holdings Inc.	5,713	$338,210	*
Total Health Care Equipment & Supplies		6,060,805
Health Care Providers & Services — 2.2%
Aetna Inc.	11,707	411,033
AmerisourceBergen Corp.	7,561	218,664
Cardinal Health Inc.	9,789	352,698
CIGNA Corp.	7,524	275,228
Coventry Health Care Inc.	4,014	99,226	*
DaVita Inc.	2,774	175,872	*
Express Scripts Inc.	7,440	757,094	*
Humana Inc.	4,529	211,821	*
Laboratory Corporation of America Holdings	2,799	211,912	*
McKesson Corp.	7,266	477,521
Medco Health Solutions Inc.	12,499	806,935	*
Patterson Cos. Inc.	2,513	78,029
Quest Diagnostics Inc.	4,015	234,034
Tenet Healthcare Corp.	11,723	67,056	*
UnitedHealth Group Inc.	31,719	1,036,260
WellPoint Inc.	12,126	780,672	*
Total Health Care Providers & Services		6,194,055
Life Sciences Tools & Services — 0.2%
Life Technologies Corp.	4,914	256,855	*
Millipore Corp.	1,512	159,667	*
PerkinElmer Inc.	3,157	75,452
Waters Corp.	2,516	169,931	*
Total Life Sciences Tools & Services		661,905
Pharmaceuticals — 6.0%
Abbott Laboratories	41,577	2,190,276
Allergan Inc.	8,395	548,361
Bristol-Myers Squibb Co.	46,235	1,234,475
Eli Lilly & Co.	27,267	987,611
Forest Laboratories Inc.	8,086	253,577	*
Johnson & Johnson	74,596	4,863,659
King Pharmaceuticals Inc.	6,661	78,333	*
Merck & Co. Inc.	83,336	3,112,600
Mylan Inc.	8,343	189,470	*
Pfizer Inc.	215,441	3,694,813
Watson Pharmaceuticals Inc.	2,880	120,298	*
Total Pharmaceuticals		17,273,473
Total Health Care		34,619,335
Industrials — 10.5%
Aerospace & Defense — 2.2%
Boeing Co.	20,905	1,517,912
General Dynamics Corp.	10,496	810,291
Goodrich Corp.	3,454	243,576
Honeywell International Inc.	21,033	952,164
L-3 Communications Holdings Inc.	3,135	287,260

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	11

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Aerospace & Defense — continued
Lockheed Martin Corp.	8,584	$714,361
Northrop Grumman Corp.	8,231	539,707
Precision Castparts Corp.	3,930	497,970
Raytheon Co.	10,254	585,708
Rockwell Collins Inc.	4,390	274,770
Total Aerospace & Defense		6,423,719
Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide Inc.	4,539	253,503
Expeditors International of Washington Inc.	5,844	215,761
FedEx Corp.	8,336	778,582
Ryder System Inc.	1,462	56,667
United Parcel Service Inc., Class B Shares	26,940	1,735,205
Total Air Freight & Logistics		3,039,718
Airlines — 0.1%
Southwest Airlines Co.	19,979	264,122
Building Products — 0.1%
Masco Corp.	9,703	150,591
Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	3,046	110,905
Cintas Corp.	3,579	100,534
Iron Mountain Inc.	4,901	134,288
Pitney Bowes Inc.	5,629	137,629
R.R. Donnelley & Sons Co.	5,509	117,617
Republic Services Inc.	8,767	254,418
Stericycle Inc.	2,330	126,985	*
Waste Management Inc.	13,212	454,889
Total Commercial Services & Supplies		1,437,265
Construction & Engineering — 0.2%
Fluor Corp.	4,789	222,736
Jacobs Engineering Group Inc.	3,342	151,025	*
Quanta Services Inc.	5,665	108,542	*
Total Construction & Engineering		482,303
Electrical Equipment — 0.5%
Emerson Electric Co.	20,256	1,019,687
First Solar Inc.	1,300	159,445	*
Rockwell Automation Inc.	3,862	217,662
Roper Industries Inc.	2,528	146,220
Total Electrical Equipment		1,543,014
Industrial Conglomerates — 3.1%
3M Co.	18,929	1,581,897
General Electric Co.	287,398	5,230,644
Textron Inc.	7,354	156,125
United Technologies Corp.	25,715	1,892,881
Total Industrial Conglomerates		8,861,547
Machinery — 1.8%
Caterpillar Inc.	16,759	1,053,303
Cummins Inc.	5,383	333,477

See Notes to Financial Statements.

12	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Machinery — continued
Danaher Corp.	7,054	$563,685
Deere & Co.	11,460	681,412
Dover Corp.	5,035	235,386
Eaton Corp.	4,472	338,843
Flowserve Corp.	1,497	165,074
Illinois Tool Works Inc.	10,452	495,007
ITT Industries Inc.	4,885	261,885
PACCAR Inc.	9,857	427,202
Pall Corp.	3,157	127,827
Parker Hannifin Corp.	4,348	281,490
Snap-on Inc.	1,556	67,437
Total Machinery		5,032,028
Professional Services — 0.1%
Dun & Bradstreet Corp.	1,393	103,667
Equifax Inc.	3,393	121,469
Robert Half International Inc.	4,027	122,542
Total Professional Services		347,678
Road & Rail — 0.7%
CSX Corp.	10,555	537,250
Norfolk Southern Corp.	9,974	557,447
Union Pacific Corp.	13,688	1,003,330
Total Road & Rail		2,098,027
Trading Companies & Distributors — 0.1%
Fastenal Co.	3,572	171,420
W. W. Grainger Inc.	1,663	179,804
Total Trading Companies & Distributors		351,224
Total Industrials		30,031,236
Information Technology — 18.7%
Communications Equipment — 2.8%
Cisco Systems Inc.	154,146	4,012,420	*
Corning Inc.	43,136	871,779
Harris Corp.	3,443	163,508
JDS Uniphase Corp.	5,895	73,864	*
Juniper Networks Inc.	14,097	432,496	*
Motorola Inc.	61,059	428,634	*
QUALCOMM Inc.	44,980	1,888,710
Tellabs Inc.	10,320	78,123
Total Communications Equipment		7,949,534
Computers & Peripherals — 5.7%
Apple Inc.	24,265	5,700,576	*
Dell Inc.	45,685	685,732	*
EMC Corp.	55,444	1,000,210	*
Hewlett-Packard Co.	63,546	3,377,470
International Business Machines Corp.	34,955	4,482,979
Lexmark International Inc., Class A Shares	2,070	74,685	*
NetApp Inc.	9,070	295,319	*
QLogic Corp.	3,030	61,509	*

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	13

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Computers & Peripherals — continued
SanDisk Corp.	6,001	$207,815	*
Teradata Corp.	4,484	129,543	*
Western Digital Corp.	5,996	233,784	*
Total Computers & Peripherals		16,249,622
Electronic Equipment, Instruments & Components — 0.3%
Agilent Technologies Inc.	9,362	321,959	*
Amphenol Corp., Class A Shares	4,645	195,973
FLIR Systems Inc.	4,175	117,735	*
Jabil Circuit Inc.	5,112	82,763
Molex Inc.	3,669	76,535
Total Electronic Equipment, Instruments & Components		794,965
Internet Software & Services — 1.9%
Akamai Technologies Inc.	4,627	145,334	*
eBay Inc.	30,769	829,225	*
Google Inc., Class A Shares	6,476	3,671,957	*
Monster Worldwide Inc.	3,356	55,743	*
VeriSign Inc.	4,909	127,683	*
Yahoo! Inc.	32,087	530,398	*
Total Internet Software & Services		5,360,340
IT Services — 1.5%
Automatic Data Processing Inc.	13,643	606,704
Cognizant Technology Solutions Corp., Class A Shares	7,930	404,272	*
Computer Sciences Corp.	4,153	226,297	*
Fidelity National Information Services Inc.	8,947	209,718
Fiserv Inc.	4,130	209,639	*
MasterCard Inc., Class A Shares	2,603	661,162
Paychex Inc.	8,666	266,046
SAIC Inc.	8,100	143,370	*
Total System Services Inc.	5,358	83,906
Visa Inc., Class A Shares	11,998	1,092,178
Western Union Co.	18,374	311,623
Total IT Services		4,214,915
Office Electronics — 0.1%
Xerox Corp.	35,813	349,177
Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices Inc.	14,843	137,595	*
Altera Corp.	7,834	190,445
Analog Devices Inc.	7,965	229,551
Applied Materials Inc.	35,664	480,751
Broadcom Corp., Class A Shares	11,481	380,940
Intel Corp.	148,548	3,306,678
KLA-Tencor Corp.	4,588	141,861
Linear Technology Corp.	5,971	168,860
LSI Corp.	17,645	107,987	*
MEMC Electronic Materials Inc.	6,005	92,057	*
Microchip Technology Inc.	4,965	139,814
Micron Technology Inc.	22,763	236,508	*

See Notes to Financial Statements.

14	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
National Semiconductor Corp.	6,276	$90,688
Novellus Systems Inc.	2,540	63,500	*
NVIDIA Corp.	14,701	255,503	*
Teradyne Inc.	4,712	52,633	*
Texas Instruments Inc.	32,802	802,665
Xilinx Inc.	7,269	185,359
Total Semiconductors & Semiconductor Equipment		7,063,395
Software — 4.0%
Adobe Systems Inc.	14,017	495,781	*
Autodesk Inc.	6,143	180,727	*
BMC Software Inc.	4,969	188,822	*
CA Inc.	10,672	250,472
Citrix Systems Inc.	4,972	236,021	*
Compuware Corp.	6,132	51,509	*
Electronic Arts Inc.	8,781	163,853	*
Intuit Inc.	8,489	291,512	*
McAfee Inc.	4,273	171,476	*
Microsoft Corp.	206,287	6,038,021
Novell Inc.	9,445	56,576	*
Oracle Corp.	105,216	2,702,999
Red Hat Inc.	5,064	148,223	*
Salesforce.com Inc.	2,943	219,106	*
Symantec Corp.	21,707	367,282	*
Total Software		11,562,380
Total Information Technology		53,544,328
Materials — 3.5%
Chemicals — 1.9%
Air Products & Chemicals Inc.	5,742	424,621
Airgas Inc.	2,231	141,936
CF Industries Holdings Inc.	1,299	118,443
Dow Chemical Co.	30,796	910,638
E.I. du Pont de Nemours & Co.	24,275	904,001
Eastman Chemical Co.	1,944	123,794
Ecolab Inc.	6,397	281,148
FMC Corp.	1,946	117,811
International Flavors & Fragrances Inc.	2,131	101,585
Monsanto Co.	14,830	1,059,158
PPG Industries Inc.	4,492	293,777
Praxair Inc.	8,301	688,983
Sigma-Aldrich Corp.	3,303	177,239
Total Chemicals		5,343,134
Construction Materials — 0.1%
Vulcan Materials Co.	3,387	160,002
Containers & Packaging — 0.2%
Ball Corp.	2,525	134,785
Bemis Co. Inc.	2,939	84,408
Owens-Illinois Inc.	4,584	162,915	*

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	15

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Containers & Packaging — continued
Pactiv Corp.	3,593	$90,472	*
Sealed Air Corp.	4,300	90,644
Total Containers & Packaging		563,224
Metals & Mining — 1.1%
AK Steel Holding Corp.	2,929	66,957
Alcoa Inc.	27,341	389,336
Allegheny Technologies Inc.	2,700	145,773
Cliffs Natural Resources Inc.	3,601	255,491
Freeport-McMoRan Copper & Gold Inc., Class B Shares	11,530	963,216
Newmont Mining Corp.	13,297	677,216
Nucor Corp.	8,454	383,642
Titanium Metals Corp.	2,325	38,572	*
United States Steel Corp.	3,838	243,790
Total Metals & Mining		3,163,993
Paper & Forest Products — 0.2%
International Paper Co.	11,496	282,916
MeadWestvaco Corp.	4,532	115,793
Weyerhaeuser Co.	5,661	256,273
Total Paper & Forest Products		654,982
Total Materials		9,885,335
Telecommunication Services — 2.8%
Diversified Telecommunication Services — 2.5%
AT&T Inc.	160,604	4,150,007
CenturyTel Inc.	8,048	285,382
Frontier Communications Corp.	8,400	62,496
Qwest Communications International Inc.	41,102	214,553
Verizon Communications Inc.	77,065	2,390,556
Windstream Corp.	12,304	133,991
Total Diversified Telecommunication Services		7,236,985
Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A Shares	10,944	466,324	*
MetroPCS Communications Inc.	7,125	50,445	*
Sprint Nextel Corp.	78,768	299,318	*
Total Wireless Telecommunication Services		816,087
Total Telecommunication Services		8,053,072
Utilities — 3.5%
Electric Utilities — 1.8%
Allegheny Energy Inc.	4,610	106,030
American Electric Power Co. Inc.	12,904	441,059
Duke Energy Corp.	35,542	580,045
Edison International	8,721	297,997
Entergy Corp.	5,127	417,082
Exelon Corp.	17,853	782,140
FirstEnergy Corp.	8,284	323,822
FPL Group Inc.	11,252	543,809
Northeast Utilities	4,771	131,870
Pepco Holdings Inc.	6,051	103,775

See Notes to Financial Statements.

16	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Electric Utilities — continued
Pinnacle West Capital Corp.	2,740	$103,380
PPL Corp.	10,144	281,090
Progress Energy Inc.	7,740	304,646
Southern Co.	22,223	736,915
Total Electric Utilities		5,153,660
Gas Utilities — 0.2%
EQT Corp.	3,462	141,942
Nicor Inc.	1,226	51,394
ONEOK Inc.	2,827	129,052
Questar Corp.	4,639	200,405
Total Gas Utilities		522,793
Independent Power Producers & Energy Traders — 0.2%
AES Corp.	18,183	200,013	*
Constellation Energy Group Inc.	5,444	191,139
NRG Energy Inc.	7,068	147,721	*
Total Independent Power Producers & Energy Traders		538,873
Multi-Utilities — 1.3%
Ameren Corp.	6,410	167,173
CenterPoint Energy Inc.	10,657	153,035
CMS Energy Corp.	6,209	95,991
Consolidated Edison Inc.	7,595	338,281
Dominion Resources Inc.	16,257	668,325
DTE Energy Co.	4,455	198,693
Integrys Energy Group Inc.	2,017	95,565
NiSource Inc.	7,440	117,552
PG&E Corp.	10,026	425,303
Public Service Enterprise Group Inc.	13,695	404,276
SCANA Corp.	3,028	113,823
Sempra Energy	6,675	333,083
TECO Energy Inc.	5,762	91,558
Wisconsin Energy Corp.	3,173	156,778
Xcel Energy Inc.	12,437	263,664
Total Multi-Utilities		3,623,100
Total Utilities		9,838,426
Total Investments before Short-term Investment (Cost — $225,072,885)		284,526,506

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	17

Legg Mason Batterymarch S&P 500 Index Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-term Investment — 0.8%
Repurchase Agreement — 0.8%
Interest in $499,967,000 joint tri-party repurchase agreement dated 3/31/10 with RBS Securities Inc.; Proceeds at maturity — $2,292,001; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.920% due 4/5/10 to 4/23/29; Market value — $2,337,843) (Cost — $2,292,000)	0.010%	4/1/10	$2,292,000	$2,292,000
Total Investments — 100.3% (Cost — $227,364,885#)				286,818,506
Liabilities in Excess of Other Assets — (0.3)%				(970,551)
Total Net Assets — 100.0%				$285,847,955

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

18	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2010

Assets:
Investments, at value (Cost — $227,364,885)	$286,818,506
Cash	112
Dividends and interest receivable	365,957
Deposits with brokers for open futures contracts	272,500
Receivable for Fund shares sold	242,873
Prepaid expenses	26,022
Total Assets	287,725,970

Liabilities:
Payable for Fund shares repurchased	1,620,003
Investment management fee payable	60,285
Distribution fees payable	45,470
Trustees’ fees payable	13,159
Payable to broker — variation margin on open futures contracts	9,450
Accrued expenses and other liabilities	129,648
Total Liabilities	1,878,015
Total Net Assets	$285,847,955

Net Assets:
Par value (Note 7)	$242
Paid-in capital in excess of par value	317,087,554
Undistributed net investment income	452,280
Accumulated net realized loss on investments and futures contracts	(91,177,938)
Net unrealized appreciation on investments and futures contracts	59,485,817
Total Net Assets	$285,847,955

Shares Outstanding:
Class A	22,825,520
Class D	1,387,581

Net Asset Value:
Class A	$11.80
Class D	$11.87

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	19

Statement of operations (unaudited)

For the six months ended March 31, 2010

Investment Income:
Dividends	$2,832,272
Interest	288
Total Investment Income	2,832,560

Expenses:
Investment management fee (Note 2)	350,221
Distribution fees (Notes 2 and 5)	262,894
Transfer agent fees (Note 5)	72,060
Legal fees	25,790
Shareholder reports	21,396
Audit and tax	20,136
Registration fees	14,870
Standard & Poor’s license fees	12,696
Trustees’ fees	12,332
Custody fees	11,461
Insurance	3,478
Miscellaneous expenses	2,157
Total Expenses	809,491
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(9,098)
Net Expenses	800,393
Net Investment Income	2,032,167
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,500,808)
Futures contracts	342,361
Net Realized Loss	(2,158,447)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	30,856,055
Futures contracts	(48,809)
Change in Net Unrealized Appreciation/Depreciation	30,807,246
Net Gain on Investments and Futures Contracts	28,648,799
Increase in Net Assets from Operations	$30,680,966

See Notes to Financial Statements.

20	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2010 (unaudited), the Period Ended September 30, 2009 and the Year Ended December 31, 2008	2010	2009†	2008

Operations:
Net investment income	$2,032,167	$3,495,240	$6,568,241
Net realized loss	(2,158,447)	(14,699,334)	(20,785,092)
Change in net unrealized appreciation/depreciation	30,807,246	54,743,255	(153,402,495)
Increase (Decrease) in Net Assets From Operations	30,680,966	43,539,161	(167,619,346)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,500,011)	(750,025)	(6,600,025)
Decrease in Net Assets From Distributions to Shareholders	(4,500,011)	(750,025)	(6,600,025)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	13,682,152	25,054,059	48,701,179
Reinvestment of distributions	4,441,496	746,278	6,247,341
Cost of shares repurchased	(35,906,084)	(50,328,702)	(94,702,245)
Decrease in Net Assets From Fund Share Transactions	(17,782,436)	(24,528,365)	(39,753,725)
Increase (Decrease) in Net Assets	8,398,519	18,260,771	(213,973,096)

Net Assets:
Beginning of period	277,449,436	259,188,665	473,161,761
End of period*	$285,847,955	$277,449,436	$259,188,665
* Includes undistributed net investment income of:	$452,280	$2,920,124	$174,909

†	For the period January 1, 2009 through September 30, 2009.

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2010[2]	2009[3]	2008[4]	2007[4]	2006[4]	2005[4]	2004[4]

Net asset value, beginning of period	$10.75	$9.06	$14.86	$14.36	$12.63	$12.28	$11.30

Income (loss) from operations:
Net investment income	0.08	0.13	0.22	0.21	0.18	0.16	0.16
Net realized and unrealized gain (loss)	1.15	1.59	(5.79)	0.51	1.74	0.36	0.99
Total income (loss) from operations	1.23	1.72	(5.57)	0.72	1.92	0.52	1.15

Less distributions from:
Net investment income	(0.18)	(0.03)	(0.23)	(0.22)	(0.19)	(0.17)	(0.17)
Total distributions	(0.18)	(0.03)	(0.23)	(0.22)	(0.19)	(0.17)	(0.17)

Net asset value, end of period	$11.80	$10.75	$9.06	$14.86	$14.36	$12.63	$12.28
Total return[5]	11.50%	19.00%	(37.47)%	5.03%	15.20%	4.19%	10.21%

Net assets, end of period (millions)	$269	$260	$239	$434	$459	$453	$467

Ratios to average net assets:
Gross expenses	0.58%[6]	0.62%[6]	0.57%	0.55%	0.57%[7]	0.59%	0.58%
Net expenses[8]	0.58 [6]	0.59 [6,9]	0.55 [9]	0.55 [9]	0.57 [7,9]	0.59 [9]	0.57 [9]
Net investment income	1.44 [6]	1.88 [6]	1.72	1.42	1.36	1.27	1.42

Portfolio turnover rate	4%	4%	8%	6%	7%	8%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2010 (unaudited).

[3]	For the period January 1, 2009 through September 30, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.55%, respectively.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.59% until May 1, 2010. Effective May 1, 2010, the expense limitation will be 0.59% until December 31, 2011.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class D Shares[1]	2010[2]	2009[3]	2008[4]	2007[4]	2006[4]	2005[4]	2004[4]

Net asset value, beginning of period	$10.82	$ 9.11	$14.93	$14.43	$12.66	$12.30	$11.32

Income (loss) from operations:
Net investment income	0.09	0.14	0.24	0.25	0.20	0.18	0.19
Net realized and unrealized gain (loss)	1.16	1.60	(5.81)	0.50	1.78	0.37	0.99
Total income (loss) from operations	1.25	1.74	(5.57)	0.75	1.98	0.55	1.18

Less distributions from:
Net investment income	(0.20)	(0.03)	(0.25)	(0.25)	(0.21)	(0.19)	(0.20)
Total distributions	(0.20)	(0.03)	(0.25)	(0.25)	(0.21)	(0.19)	(0.20)

Net asset value, end of period	$11.87	$10.82	$9.11	$14.93	$14.43	$12.66	$12.30
Total return[5]	11.59%	19.14%	(37.30)%	5.22%	15.66%	4.47%	10.39%

Net assets, end of period (millions)	$17	$17	$20	$39	$40	$48	$44

Ratios to average net assets:
Gross expenses	0.50%[6]	0.88%[6]	0.37%	0.39%	0.44%[7]	0.53%	0.42%
Net expenses[8],9	0.39 [6]	0.39 [6]	0.36	0.35	0.40 [7]	0.39	0.39
Net investment income	1.64 [6]	2.09 [6]	1.92	1.62	1.47	1.47	1.61

Portfolio turnover rate	4%	4%	8%	6%	7%	8%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2010 (unaudited).

[3]	For the period January 1, 2009 through September 30, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.42% and 0.39%, respectively.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class D shares will not exceed 0.39% until May 1, 2010. Effective May 1, 2010, the expense limitation will be 0.39% until December 31, 2011.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Batterymarch S&P 500 Index Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$284,526,506	—	—	$284,526,506
Short-term investment†	—	$2,292,000	—	2,292,000
Total investments	$284,526,506	$2,292,000	—	$286,818,506
Other financial instruments:
Futures contracts	$32,196	—	—	$32,196
Total	$284,558,702	$2,292,000	—	$286,850,702

†	See Schedule of Investments for additional detailed categorizations.

24	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	25

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to 0.59% for Class A shares and 0.39% for Class D shares until May 1, 2010. Effective May 1, 2010, the expense limitation will be 0.59% for Class A shares and 0.39% for Class D shares until December 31, 2011. This expense limitation can not be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the six months ended March 31, 2010, the Fund was reimbursed for expenses amounting to $9,098.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of March 31, 2010, the Fund had accrued $593 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

26	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended March 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$11,394,962
Sales	27,520,895

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$88,693,188
Gross unrealized depreciation	(29,239,567)
Net unrealized appreciation	$59,453,621

At March 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
S&P 500 Index	9	6/10	$2,589,504	$2,621,700	$32,196

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2010.

ASSET DERIVATIVES[1]
	Equity Contracts Risk	Other Contracts Risk	Total
Futures contracts[2]	$32,196	—	$32,196

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Equity Contracts Risk	Other Contracts Risk	Total
Futures contracts	$342,361	—	$342,361

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Equity Contracts Risk	Other Contracts Risk	Total
Futures contracts	$(48,809)	—	$(48,809)

During the six months ended March 31, 2010, the Fund had an average market value of $44,508 in futures contracts (to buy).

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	27

Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution and/or service fee with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets of Class A shares. Distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$262,894	$58,520
Class D	—	13,540
Total	$262,894	$72,060

For the six months ended March 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class D	$9,098
Total	$9,098

6. Distributions to shareholders by class

	Six Months Ended March 31, 2010	Period Ended September 30, 2009†	Year Ended December 31, 2008
Net Investment Income:
Class A	$4,206,110	$695,531	$5,994,160
Class D	293,901	54,494	605,865
Total	$4,500,011	$750,025	$6,600,025

†	For the period January 1, 2009 through September 30, 2009.

7. Shares of beneficial interest

At March 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2010		Period Ended September 30, 2009†		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Shares sold	1,130,573	$12,574,065	2,526,892	$22,466,435	3,635,883	$42,846,060
Shares issued on reinvestment	366,395	4,147,595	72,747	691,784	630,178	5,648,614
Shares repurchased	(2,892,888)	(32,261,229)	(4,794,739)	(41,951,946)	(7,085,910)	(83,961,240)
Net decrease	(1,395,920)	$(15,539,569)	(2,195,100)	$(18,793,727)	(2,819,849)	$(35,466,566)

28	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended March 31, 2010		Period Ended September 30, 2009†		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Class D
Shares sold	99,741	$1,108,087	293,848	$2,587,624	482,250	$5,855,119
Shares issued on reinvestment	25,826	293,901	5,700	54,494	66,454	598,727
Shares repurchased	(320,409)	(3,644,855)	(895,684)	(8,376,756)	(961,530)	(10,741,005)
Net decrease	(194,842)	$(2,242,867)	(596,136)	$(5,734,638)	(412,826)	$(4,287,159)

†	For the period January 1, 2009 through September 30, 2009.

8. Capital loss carryforward

As of September 30, 2009, the Fund had a net capital loss carryforward of approximately $69,910,023, of which $8,737,623 expires in 2010, $30,395,684 expires in 2014, $11,834,597 expires in 2016 and $18,942,119 expires in 2017. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or

Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report	29

sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of profits to Citigroup, plus interest. These amounts will be disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. All other amounts not previously distributed were retained by the U.S. Treasury. The disbursements are expected to be received by the Custodian for the Affected Funds on or about May 25, 2010 and these amounts were reflected in the net asset value of the Affected Funds’ shares as of May 13, 2010.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

30	Legg Mason Batterymarch S&P 500 Index Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

Legg Mason Batterymarch S&P 500 Index Fund	31

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the Fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business

32	Legg Mason Partners Batterymarch S&P 500 Index Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional S&P 500 Index funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed below the median for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. After discussions with representatives of management, the Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance relative to the S&P 500 Index. Based on its review, the Board generally was satisfied with management’s efforts to improve Fund performance relative to the S&P 500 Index going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of six retail no-load S&P 500 Index funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail no-load S&P 500 Index funds (the “Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee was at the median of management fees paid by the other funds in the Expense Group, it was higher than the average management fee

Legg Mason Batterymarch S&P 500 Index Fund	33

paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group but lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Manager had agreed to a fee waiver and/or expense reimbursement arrangement which could not be terminated prior December 31, 2011 without the Trustees’ consent.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Batterymarch

S&P 500 Index Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Batterymarch S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

Legg Mason Batterymarch S&P 500 Index Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010131 5/10 SR10-1075

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: May 28, 2010

By:	/s/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: May 28, 2010